UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 15, 2025

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York New York

10282

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

Third Amended and Restated Advisory Agreement

On January 27, 2025, Goldman Sachs Real Estate Finance Trust Inc (the “Company”) entered into the Third Amended and Restated Advisory Agreement (the “Amended and Restated Advisory Agreement”) by and among the Company and Goldman Sachs & Co. LLC (in its capacity as the Company’s advisor, the “Adviser”). The Amended and Restated Advisory Agreement reflects the addition of the Class F-I shares and Class F-II shares and the different management fees and performance fees associated with such shares. See Item 5.03 below regarding the designation of Class F-I shares and Class F-II shares.

The Adviser has agreed to waive the management fee and the performance fee with respect to the Class F-I shares until the third anniversary of the date on which the Company has raised at least $50 million of gross offering proceeds from the issuance of Class F-I shares (the “Third Anniversary”) or, if a repurchase request was made before the Third Anniversary for all outstanding Class F-I shares under the Company’s share repurchase plan, until all such shares have been redeemed. Class F-II shares will pay the management fee from the date of issuance and will not participate in the nine-month waiver of the management fee and will not pay the performance fee. As a result of the different management fee and performance fee payable to the Adviser with respect to Class F-I shares and Class F-II shares, management fees and performance fees will be a class-specific expense and will accrue for all classes on a class-specific basis.

The Amended and Restated Advisory Agreement also modifies the previous advisory agreement to confirm the specific delegation of authority for the Adviser to enter into financing arrangements on behalf of the Company.

Amended and Restated Placement Agent Agreement

On January 27, 2025, the Company entered into the Amended and Restated Placement Agent Agreement (the “Amended and Restated Placement Agent Agreement”) by and among the Company and Goldman Sachs & Co. LLC (in its capacity as the Company’s placement agent, the “Placement Agent”). The Amended and Restated Placement Agent Agreement reflects the addition of the Class F-II shares for sale in the Company’s ongoing private placement offering.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2025, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Third Articles of Amendment and Restatement (the “Charter”) with the Maryland State Department of Assessments and Taxation (the “SDAT”) to increase the number of shares of capital stock that the Company has authority to issue to 2,120,000,000 and the number of shares of voting common stock, par value $0.01 per share, that the Company has authority to issue to 2,010,000,000. Immediately following the filing of the Articles of Amendment, the Company filed with the SDAT Articles Supplementary (the “Articles Supplementary”) to the Charter, pursuant to which the Company classified and designated 5,000,000 authorized but unissued shares of Class F-I common stock and 5,000,000 authorized but unissued shares of Class F-II common stock. Except as described in this Current Report on Form 8-K, the Articles of Amendment and Articles Supplementary did not amend, alter or modify any other terms or provisions of the Charter.

8.01 Other Events

Effective as of January 27, 2025, in connection with the designation of the Class F-I shares and the Class F-II shares, the Company amended the following documents as discussed below.

Share Repurchase Plan. The share repurchase plan was amended to reflect the addition of Class F-I shares and Class F-II shares and the restriction on the participation of such shares in the share repurchase plan. Class F-I shares are not eligible to participate in the share repurchase plan until the two-year anniversary of the date the shares were initially purchased (the “Second Anniversary”). Class F-II shares are not eligible to participate in the share repurchase plan until the later of (i) the Second Anniversary and (ii) one year from the date of issuance of the Class F-II share.

Distribution Reinvestment Plan. The distribution reinvestment plan was amended to reflect that the Class F-I shares and Class F-II shares are not eligible to participate in the Company’s distribution reinvestment plan.

Valuation Guidelines. The valuation guidelines were amended to clarify that management fees and performance fees are a class-specific expense and will accrue for all classes on a class-specific basis.

Warehoused Investments

As described in the Company’s Registration Statement on Form 10, as amended, Goldman Sachs expects to source a portfolio of real estate debt investments (the “Warehoused Investments”) for acquisition by the Company subject to the satisfaction of certain terms and conditions, including receipt of approval of the affiliate transaction committee of the Company’s board of directors as required by the Company’s corporate governance guidelines.

On January 15, 2025, following the approval of the affiliate transaction committee of the Company’s board of directors, the Company acquired the Warehoused Investment referred to as Inland Empire Industrial as previously described in the Company’s Current Report on Form 8-K filed on December 26, 2024. The investment was acquired by the Company at an amount equal to (x) the lower of (i) fair value (determined in accordance with the Company’s valuation guidelines) of such Warehoused Investment plus accrued interest, less the unamortized original issue discount through the date of settlement and (ii) the cost of the Warehoused Investment to Goldman Sachs plus accrued interest through the date of settlement, and (y) related costs and expenses, including transaction expenses and expenses of conveyance. The conveyance amount was based on cost as set forth in (ii) above and the aggregate transfer price for Inland Empire Industrial was $59.8 million.

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment effective as of January 27, 2025

3.2	Articles Supplementary Designating Class F-I Shares and Class F-II Shares effective as January 27, 2025

4.1	Amended and Restated Distribution Reinvestment Plan

10.1	Third Amended and Restated Advisory Agreement

10.2	Amended and Restated Placement Agent Agreement

99.1	Third Amended and Restated Share Repurchase Plan

99.2	Amended Valuation Guidelines

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2025	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Mallika Sinha
	Name:	Mallika Sinha
	Title:	Chief Financial Officer